Stephens Conference Management Presentation JUNE 2017

Caution Concerning Forward Looking Statements and Non-GAAP Financial Measures This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995; particularly statements regarding future financial and operating results of Time Inc. (the “Company”) and its business. These statements are based on management’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied in this presentation due to changes in economic, business, competitive, technological, strategic, regulatory and/or other factors. More detailed information about these factors may be found in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP financial measures such as Operating income (loss) excluding Depreciation and Amortization of intangible assets (“OIBDA”), Adjusted OIBDA, Adjusted Net Income, Adjusted Diluted Earnings Per Share (“EPS”) and Free cash flow, are supplemental measures that are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). Definitions of these measures and reconciliations to the most directly-comparable U.S. GAAP measures are included at the end of this presentation deck or on our website. Our non-GAAP financial measures have limitations as analytical and comparative tools and you should consider OIBDA, Adjusted OIBDA, Adjusted Net Income, Adjusted Diluted EPS and Free cash flow in addition to, and not as a substitute for, the Company’s Operating income (loss), Net income (loss) attributable to Time Inc., Diluted EPS and various cash flow measures (e.g., Cash provided by (used in) operations), as well as other measures of financial performance and liquidity reported in accordance with U.S. GAAP. Note: Throughout the presentation, certain numbers may not sum to the total due to rounding. All trademarks and service marks referenced herein are owned by the respective trademark or service mark owners. ©2017 Time Inc. Published 2017. 2

Time Inc.

Top 10 U.S. Digital Media Property[2]

U.S. Multi-Platform Monthly Uniques (MM)


241
203
192
181
178
161
157
155
142
137
Google
Facebook
Yahoo
Amazon
Microsoft
Comcast
CBS
AOL
Apple
Time Inc.
Up from 81MM in June 2014[1]

#1 U.S. digital audience in the Entertainment News category [2]

Top 10 U.S. digital audience for the Lifestyle category[2]

- #4 in Fashion/Beauty/Style
- #5 in Food
- #8 in Travel

Time Inc. is a multi-platform media company with many of the world's most iconic brands.

We have transitioned from Publisher to Platform.

We are unique.

No other player has this portfolio of powerful brands and a content, data and marketing platform under one roof.

U.S. print and digital reach is 70% of U.S. adults each month[3]

#8 mobile media property on the web at 111MM—more than LinkedIn, Twitter, Snapchat, Pandora, ESPN, and BuzzFeed[2]

More than 2 out of 3 U.S. multicultural adults each month across platforms[3]

Massive User Scale

- **120MM+** monthly global print[4]
- **170MM+** monthly global print and digital[3]
- **~40MM** Moms[3]
- **3 out of 4** Millennials[3]
- **~30MM** Subscribers
- **265MM+** via global social media
- **3x** Video production growth since 2014
- **4.6B** (2016) video starts
- **250MM+** U.S. consumer registrations
- **Hundreds** of events annually

Sources: 1) comScore Multi-Platform for Time Inc. custom entity; 2) comScore Multi-Platform April 2017; 3) 2017 comScore Multi-Platform, GfK/MRI Fusion (3-17/Fall 2016); 4) MRI Fall 2016, A.I.R. NRS (Jan.-Dec. 2015), TGI (2Q 2016), ABC (Jan.-Dec. 2015)

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- 50 100 150 200 250 300 M ill io n s Snapchat Flipboard LinkedIn Youtube Pinterest Instagram Google Plus Twitter Facebook 365 446 490 605 826 1,003 1,251 1,507 2,622 1,105 0 500 1,000 1,500 2,000 2,500 3,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Apr-17 100,000 105,000 110,000 115,000 120,000 125,000 130,000 135,000 140,000 4 SOCIAL REACH (MM) Experiencing Explosive Growth 265MM+ TOTAL GLOBAL FOLLOWERS 5/2017 TOTAL U.S. UNIQUE VISITORS (MM) 10 105 115 120 125 130 135 140 137MM TOTAL UVs1 4/2017 4 U.S. VIDEO STARTS BY PLATFORM (MM) Sources: 1) comScore Multiplatform for Tim e Inc. custom entity 1.1B TOTAL STARTS 4/2017 First month Time Inc. exceeded 1B video views.

Diverse Set of Influential Iconic Brands Covering virtually every interest and passion CELEBRITY & ENTERTAINMENT NEWS & BUSINESS SPORTS LIFESTYLE 90MM CONSUMERS 1 66MM CONSUMERS 1 76MM CONSUMERS 1 74MM CONSUMERS 1 A/E: Add TI UK brands, plus Time and Fortune Asia 5 Source: 1) comScore Multi-Platform//GfK/MRI Fusion (3-17/Fall 2016) ; 2) comScore Multi-Platform April 2017 Time Inc. Brands Over-Index with Millennials (18-34)2 for Digital Consumption More Millennials than Snapchat, Vice and Vox

Print & Digital Audience2 65% Female2 53MM 55MM 47MM 90MM Print Audience3 67% Female3 UVs1, 33% 18-341 Social Footprint entertainment CATEGORIES 6 Sources: 1) comScore Multi-Platform April 2017; 2) 2017 comScore Multi-Platform GfK/MRI Fusion (3-17/Fall 2016); 3) MRI Fall 2016; 4) comScore Multi-Platform December 2016; 5) PIB April 2017 #1 U.S. digital audience in Entertainment News 10 of 12 months in 20164 Time Inc. Entertainment reaches 1 in 3 U.S. adults across print and digital2 People is a cultural force: #1 magazine in print5 Print and digital audience of ~70MM2 Reaches more than 1 in 3 moms each month2 Entertainment Weekly is #1 in print advertising for the entertainment news category4 People was a launch partner of Snapchat Discover and is a top channel—Entertainment Weekly has been added to the platform

Print & Digital Audience2 69% Female2 48MM 48MM 86MM 74MM Print Audience3 73% Female3 UVs1 35% 18-341 Social Footprint lifestyle CATEGORIES 7 Sources: 1) comScore Multi-Platform April 2017; 2) 2017 comScore Multi- Platform /GfK/MRI Fusion (3-17/Fall 2016); 3) MRI Fall 2016; 4) 2016 Fall GfK MRI; 5) PIB April 2017 Reaches nearly 1 in 3 U.S. women every month across print and digital4 Top 10 U.S. digital audience for the Lifestyle category: • #4 in Fashion/Beauty/Style1 • #5 in Food1 • #8 in Travel1 Real Simple is the #1 most affluent women’s magazine with a print and digital audience of ~20MM2 Nearly 1 in 5 southern women reads Southern Living4, an Ad Age 2016 Magazine of the Year InStyle is #2 in print advertising for the women’s fashion category5

U.S. Print & Digital Audience1 33% 18-341 23MM 49MM 51MM 66MM U.S. Print Audience2 40% HH Income >$100K2 U.S. UVs3 37% 18-343 Social Footprint news & business CATEGORIES 8 Sources: ; 1) 2017 comScore Multi-Platform GfK/MRI Fusion (3-17/Fall 2016); 2) MRI Fall 2016 ; 3) comScore Multi-Platform April 2017; 4) Omniture; 5) PIB April 2017 Time: #1 U.S. weekly news magazine print audience2 60MM per month in U.S. print and digital audience reach1 34% of Time.com visitors are millennials (18-34)1 35% international visitors to Time.com4 #1 in print advertising for weekly news magazines5 Fortune: #2 U.S. business magazine print audience2 17MM per month in U.S. print and digital audience reach1 41% of Fortune.com visitors are millennials (18-34)1 Motto launched in 2016—site focused on millennial women LIFE VR launched in 2016 as a virtual reality platform Time Inc. has the power to convene. Event franchises include TIME 100, Fortune Most Powerful Women, Fortune Global Forum and Fortune Brainstorm.

40MM U.S. Print & Digital Audience2 31% 18-342 21MM 76MM 67MM U.S. Print Audience3 37% HH Income >$100K3 Social Footprint U.S. UVs1 31% 18-341 CATEGORIES sports 9 Sources: 1) comScore Multi-Platform April 2017; 2) GfK/MRI Fusion (3-17/Fall 2016); 3) MRI Fall 2016; 4) PIB April 2017 #2 U.S. digital audience in the Sports category— Fox Sports-SI Group-Perform Media1 Sports Illustrated—#1 U.S. sports magazine print audience3 Sports Illustrated’s U.S. print and digital audience is 42MM per month; 31% are millennials (18-34)2 Sports Illustrated—#1 in print advertising for the sports category4 FanSided is one of the fastest growing sports and entertainment blog networks—24% YOY growth1

Publisher to Platform

FROM SILOED BRANDS AND SUBSIDIARIES . . . Decentralized Holding Company Model 11 . . . TO INTEGRATED PLATFORMS Built for Scale, Integrated, and Supporting the Consumer Brand “Front Doors” Aggressive Transformation from Publisher to Platform Fragmented organizational structure and infrastructure Difficult to go after scale solutions and opportunities required to compete effectively Consolidated structures for edit, ad sales, technology and consumer marketing are enabling more functional expertise and speed Collaboration across brands is unlocking more efficiency and operating leverage Acting as “One Time Inc.” allows for larger-scale strategies and partnerships 11

Our Assets Work as One Platform Across All Brands, Which Enables Scale and Faster Growth

Consumers have deep relationships with our brands, but our company builds capabilities and goes to market as one platform

1
PLATFORMS TO POWER OUR BRANDS & CONTENT

Our consumer "front doors" are globally recognized brands, and they are growing audience and new extensions.

ESSENCE Festival | FORTUNE · TIME GLOBAL FORUM | FOOD & WINE classic in aspen

2
DISTRIBUTION PLATFORM: MASSIVE AUDIENCE AND ADVERTISING SCALE

Top 10
U.S. Digital Property[1]

170MM
Monthly U.S. Reach[2]
7 in 10 of the U.S. Adult Population Across Print & Digital[2]

FOUNDRY | MNI

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REGISTERED DATA & PEOPLE-BASED TARGETING PLATFORM

113MM
U.S. HHs mapped by IP address

700MM
U.S. IP-connected devices

1.2B
Global Registration Profiles

Time Inc. + VIANT.

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SUBSCRIPTION AND CONSUMER MARKETING ENGINE

One of the biggest U.S. subscriber bases

~30MM
Subscribers[3]

bizrate | TCS | Time Inc. Retail

Sources: 1) comScore Multi-Platform April 2017; 2) comScore Multi-Platform, GfK/MRI Fusion (3-17/Fall 2016); 3) 2H 2016 AAM Snapshot

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Expanding our Brands in Multiple Dimensions


How Brad's Moving On
People
Exclusive!
KATHERINE HEIGL
People
ALL SHOWS
PEOPLE NOW
RED CARPET LIVE

Multimedia Content Engine

Hundreds of stories, videos and photo galleries every day

Thousands of posts/day on social

Thousands of print editorial pages / month

Publishing everywhere in all formats (AMP, IA, Apple News)


People Entertainment
NETWORK
THE JESS CAGLE INTERVIEW

TV Programming / OTT

People Magazine Investigates series on Discovery ID

Emmy nomination for PBS series for *Time: A Year in Space*

PEN OTT network launch

Xumo


COASTAL LIVING
BED BATH & BEYOND

Brand Licensing / Affiliate

Real Simple products in Bed Bath & Beyond

Southern Living products in Dillard's

Growing affiliate e-commerce revenue through lower funnel editorial

Expand international licensing


NEW ORLEANS LOUISIANA
2017 ESSENCE Festival
PRESENTED BY Coca-Cola
JUNE 29 - JULY 2

Events & Live Media

Fortune's Most Powerful Women

Time 100

SI Swimsuit

400K+ attendees at Essence Festival

International Extensions

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EDITORIAL

Reorganized to Break Down Silos & Increase Collaboration

Significant changes to position us for greater cross-platform success

1) **Centralized** editorial under Chief Content Officer Alan Murray

2) **Clustered** across brands and digital desks to pursue efficiencies and cross-platform success

3) **Integrated** print and digital editorial and operations

Ten digital desks make assignments and coordinate reporting in areas where we can win digitally



Celebrity
Entertainment
News
Sports
Fashion & Beauty
Food
Travel
Tech
Home
Health

- Unified editorial enables sharing content across the entire portfolio and seamlessly implementing changes and innovation.
- All digital editors have joint reporting to brand editor and one of two digital directors.
- Journalists remain with brands but coordinate through digital desks. For instance, journalists in 10 brands that do food content coordinate to serve their combined audience of over 30MM monthly unique visitors.[1]

Source:
1) April 2017 comScore

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Integrated Sales Team Brings the Best of the Portfolio to Clients 1 5 Centers of Excellence Support Reps Across Products VIDEO TI Studios & Food Studios Private exchange capability with all major trading desks, DSPs, and DMPs 1) Centralized Sales: Focused on eleven customer categories 2) Enterprise Selling: Bring all brand offerings to the advertiser and agency at once 3) Brand & Product Experience: COEs (Centers of Excellence) support sales teams in developing and selling brands and key products Managed service targeting platform Multi-platform attribution Native (print/digital), Brand, Video & Social Amplify Local targeting (cover wraps, digital) Structured to Sell All Brands Across Print & Digital Ad Sales Categories Entertainment | Beauty | Fashion & Retail | Home | Pharma | Travel | Finance | Industry/Government | Tech/Telco | Auto | Food & Beverage $1.7B Time Inc. Total 2016 Advertising Revenue 15 Programmatic ADVERTISING SALES

Event Ticketing Print Subscriptions Consumer Marketing Now Works Across the Enterprise to Support All Areas of Growth (Ad sales, product testing) (Sales, inventory management, distribution) (Acquisition, renewal, customer service) (Synapse, BizRates Insights) DIGITAL AD CHANNELS (SEM, Social, Ads) OFFLINE CHANNELS (Mail, TV) CONSUMER INSIGHTS CONSUMER TRANSACTION PLATFORM DATA, RESEARCH & INSIGHTS TIME INC. RETAIL 1 2 3 4 5 6 CONSUMER MARKETING PLATFORM New Paid Consumer Products and Services New Product Launches $944MM Time Inc. Total 2016 Circulation Revenue 16 Add language for each point CONSUMER MARKETING & REVENUE Centrally Optimizing Spend 360 View of the Customer Unify for Fulfillment Centralized Data Repository

Key Growth Areas

DIGITAL ADVERTISING

Native /Branded Content

FOUNDRY

Our immersive content experiences help brands tell their stories so they resonate with the right audiences at the right time

The Foundry has established a strong reputation for native, and it is organized for category expertise and to build content across print and digital.

Time Inc. native revenues grew almost 2x from 2015 to 2016.

Our sales team is experienced in selling content creation and distribution, our most credible asset, built upon 100 years of editorial know-how.

We are investing behind our Foundry Enterprise product, which makes content and operates sites and social accounts for marketers.

We are also investing in a proprietary native ad platform to enable Time Inc. to scale fast-growing native operations.

Market will grow

>2x

From 2015-18 to

$9B[1]

Native & Branded Programs in 2016

~600

Source:
1) Socintel 360

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19 Time Inc. Video is attracting fans at a record rate, including an entirely new generation of viewers. In 2017, we plan to produce more than 50,000 videos - including 150 new and returning franchises and series, and over 1,500 live programming hours. In April 2017, we achieved more than one billion video views across our network and are on pace to exceed 8.5 billion views this year, nearly doubling versus the previous year. This year, we are launching social-only video brands to feed the insatiable demand for social video and drive the native revenue opportunity in key ad verticals: • Food: Well Done (launched March 2017) • Beauty: The Pretty (launched May 2017) • Drinks: Barrel (launching late 2017) • Home: ReMade (launching Fall 2017) Video Time Inc. has built major video capabilities and video has quickly become the new way we tell stories. VIDEO STARTS (MM) Sources: 1) Internal, Omniture, Facebook, Google, Snapchat, Twitter DIGITAL ADVERTISING 365 446 490 605 826 1,003 1,251 1,507 2,622 1,105 0 500 1,000 1,500 2,000 2,500 3,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Apr-17 First month Time Inc. exceeded 1B video views.

The average U.S. household owns 7.8 Internet-connected devices1, but marketers typically can identify only one of them during Web visits, making it challenging to optimize frequency and measure ROI. Time Inc. + Viant is a competitor to the “walled gardens” and the only “web publisher” to have this data and premium brands under one roof. Multiple market approaches: 1. Time Inc. Audience Amplify: Ability to target and extend Time Inc.’s premium audiences with Viant people-based targeting (on and off owned sites) 2. Core Viant Targeting product – Match 250 MM People-Based Data & Targeting Time Inc. and Viant help advertisers reach specific targeted people and audiences, maximizing ROI Registered U.S. Profiles 4B Ad Requests / Day Time Inc. + Viant: Advertisers can find and measure ROI against people-based targets across owned and third-party sites Open platform with self-serve, programmatic integrations SCALABLE Time Inc. Sites PREMIUM 20 Source: 1) March 2016 NPD report DIGITAL ADVERTISING

Brand Extensions

Brand Licensing

Extending Time Inc.'s brands to products worldwide, and monetizing against our existing editorial

- Coastal Living launched a home collection at Bed Bath & Beyond
- Food & Wine is partnering with HSN to develop a branded product range that will touch on cookware, cutlery, kitchen tools and accessories, small kitchen appliances and more (October 2017)
- Fortune is working with the University of North Carolina Kenan-Flagler Business School (UNC Kenan-Flagler) to create new online programs
- Real Simple launched Real Simple Clean, a new cleaning products line that is made from eco-responsible ingredients




Cooking Light

TV & Long Form

Time Inc. Productions is a full-service production company leveraging Time Inc.'s iconic brands to create and monetize original programming

- Fast growing business with an estimated 40 hours of programming to be licensed to various networks in 2017, up from 4 hours in 2014
- TIME's A Year in Space special was nominated for a Primetime Emmy
- PEOPLE launched a 10-episode true crime show, People Magazine Investigates, with Discovery ID Network; just renewed for Season 2
- Licensed 4-hour, two night prime time special to ABC on the life of Princess Diana with PEOPLE
- Deals secured already in 2017 with networks including ABC, Netflix, Animal Planet and Discovery ID


People
INVESTIGATES


A YEAR IN SPACE
TIME

Events

Time Inc. has the power to convene consumers and industry leaders across the globe.

- Aspen Food & Wine Classic
- Sports Illustrated Swimsuit will continue to evolve the franchise into a music and food festival to celebrate the next generation of models
- Time 100 international expansion
- Fortune Global Forum, now annually, expanding internationally (Guangzhou)
- Fortune Brainstorm Series expanded to Cloud, Health
- Fortune Most Powerful Women (Next Generation)
- Essence Fest in Durban South Africa in 2016

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Financial Highlights

1Q17 Financial Highlights 23  Total revenues $636 million  Print advertising revenues $212 million  Digital advertising revenues $119 million  Circulation revenues $205 million  Other Revenues $100 million  Operating Loss of $26 million  Adjusted OIBDA of $23 million  Quarter-end cash, cash equivalents and short-term investments of $281 million or $2.83 per share  As of 3/31/17, net leverage ratio of 2.47x—target leverage range of 2.0x to 2.5x; plan to de-lever the balance sheet underway to move toward the low end of our target leverage range.

Appendix

25 (1) OIBDA is defined as Operating income (loss) excluding Depreciation and Amortization of intangible assets. (2) (Gain) loss on operating assets, net primarily reflects the recognition of the deferred gain from the sale-leaseback of the Blue Fin Building that was completed in the fourth quarter of 2015. (3) Other costs related to mergers, acquisitions, investments and dispositions during the periods presented are included within Selling, general and administrative expenses within the Statements of Operations. (4) Adjusted OIBDA is defined as OIBDA adjusted for impairments of Goodwill, intangible assets, fixed assets and investments; Restructuring and severance costs; (Gain) loss on operating assets, net; Pension settlements/curtailments; and Other costs related to mergers, acquisitions, investments and dispositions. TIME INC. RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA (Unaudited; in millions) Schedule I Three Months Ended March 31, 2017 2016 Operating income (loss) $ (26) $ (3) Depreciation 13 13 Amortization of intangible assets 20 21 OIBDA(1) 7 31 Restructuring and severance costs 16 1 (Gain) loss on operating assets, net(2) (2) (3) Other costs(3) 2 14 Adjusted OIBDA(4) $ 23 $ 43